Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

23. Subsequent Events

On August 12, 2026, the Group entered into a non-binding memorandum of understanding with SORA Ventures and Kimber Labs Inc. (“Plume”) to explore the formation of a joint venture to develop and operate digital asset projects and share revenues. The memorandum is non-binding, and the joint venture remains subject to definitive documentation, internal approvals and regulatory requirements. As at the date of this Form 6-K, the Group is unable to reasonably estimate the financial impact of this matter.

On August 15, 2026, the Group entered into two separate share purchase agreements to dispose of its entire equity interest in AsiaStrategy SG. Under the first agreement, the Group agreed to sell 5,000 ordinary shares, representing 50.0% of the total equity of AsiaStrategy SG, to Asia Empire Development Limited, a British Virgin Islands (“BVI”) business company wholly owned by Mr. Sit Hon, for a total consideration of $5 million. Mr. Sit Hon served as the controlling shareholder of Top Win Hong Kong from October 25, 2018 to October 29, 2024, and as a director of Top Win Hong Kong from April 19, 2018 to October 29, 2024. Under the second agreement, the Group agreed to sell the remaining 5,000 ordinary shares, also representing 50.0% of the total equity of AsiaStrategy SG, to Sora Valiant Limited, a BVI business company wholly owned by Mr. Jason Kin Hoi Fang, who has been the ultimate controlling shareholder of the Group since November 2025, for a total consideration of $5 million. The closing of both transactions occurred on August 24, 2026. As a result of these transactions, the Group ceased to have any equity interest in AsiaStrategy SG.

As of August 24, 2026, the net asset value of AsiaStrategy SG was approximately $13.6 million, primarily comprising (i) an investment in DV8 of $15.6 million and (ii) an amount due to the parent company of $2.0 million. The disposal of the 50.0% equity interest to Asia Empire Development Limited, a party not under common control, is expected to result in a loss on disposal of approximately $1.8 million, which will be recognized in the consolidated statements of operations and comprehensive loss as a loss on disposal of a subsidiary. As of the date of this Form 6-K, $1 million of the total consideration has been received from Asia Empire Development Limited, and the remaining amount is expected to be settled within one year after the share purchase agreement date.

The concurrent disposal of the remaining 50.0% equity interest to Sora Valiant Limited is considered a transaction between entities under common control, as both AsiaStrategy SG and Sora Valiant Limited were under the common control of Mr. Jason Kin Hoi Fang immediately prior to the transaction. Accordingly, the difference of approximately $1.8 million between the consideration received and the carrying value of the net assets disposed will be recognized directly in equity as a reduction of additional paid-in capital. As of the date of this Form 6-K, $1 million of the total consideration has been received from Sora Valiant Limited, and the remaining amount is expected to be settled within one year after the share purchase agreement date.

The Group evaluated all events and transactions that occurred after June 30, 2026, other than the event disclosed above and elsewhere in these unaudited condensed consolidated financial statements, there is no other subsequent event occurred that would require recognition or disclosure in the Group’s unaudited condensed consolidated financial statements.